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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                  June 5, 1996
                Date of report (Date of earliest event reported)



                            SCHMITT INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



            Oregon                      0-23996              93-1151989
       (State or Other             (Commission File        (IRS Employer
Jurisdiction of Incorporation)          Number)        Identification Number)


                            2765 N.W. Nicolai Street
                             Portland, Oregon  97210
               (Address of Principal Executive Offices) (Zip Code)

                                 (503) 227-7908
                         (Registrant's Telephone Number,
                              Including Area Code)



        Former Name or Former Address, if Changed Since Last Report:  N/A


           The total number of pages contained in this filing is 0007
                     Exhibit Index is located on page 00004
                                   Page 1 of 7

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ITEM 5.   OTHER EVENTS.

          The Company is filing certain "Cautionary Statements" for the purpose of establishing a readily available document that may be referenced pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such Cautionary Statements are attached as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENT AND EXHIBITS.

          (c)  Exhibits

          Exhibit 99.1 - Cautionary Statements


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           SCHMITT INDUSTRIES, INC.


Date:  June 5, 1996        /s/ Wayne A. Case
                           ----------------------------------------------------
                           Wayne A. Case, President and Chief Executive Officer


                           /s/ Annie Windsor
                           ----------------------------------------------------
                           Annie Windsor, Chief Financial Officer


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                                  EXHIBIT INDEX


NUMBER               DESCRIPTION                    PAGE NUMBER
- ------               -----------                    -----------

 99.1                Cautionary Statements             00005


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                                  EXHIBIT 99.1

                              CAUTIONARY STATEMENTS

     Information provided by the Company from time to time contains certain "forward-looking" information as that term is defined by the Private Securities Litigation Reform Act of 1995 (the "Act") and in releases made by the Securities Exchange Commission. These Cautionary Statements are being made pursuant to the provisions of the Act and with the intention of obtaining the benefits of the "safe harbor" provisions of the Act. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements as a result of various factors including, but not limited to, the following:

LACK OF DIVERSIFICATION

     The Company's balancer product line accounted for a substantial majority of the Company's revenue during fiscal 1996. Although the Company is developing new applications for its Schmitt Dynamic Balance System ("SBS") products and intends to develop other measurement product lines to complement its existing Schmitt Measurement Systems ("SMS") products, it expects to continue to derive most of its revenue from the SBS product line in the foreseeable future.
Because of this concentration of revenue, a decline in the demand for, or in the prices of, the Company's SBS balancer products as a result of competition, technological change or otherwise would have a material adverse effect on the Company. The Company is more vulnerable to the impact of market declines and competition than a company with more diversified sources of revenue. There can be no assurance that the Company will be successful in its plan to diversify its operations with SMS measurement products and additional SBS balancer products.

COMPETITION

     The Company currently faces competition from a number of other equipment manufacturers and expects competition to increase in the future. Competitive pressures could result not only in a decline in sales volume but also in sustained price reductions, which could adversely affect the Company's operating results. There can be no assurance that the Company will be able to compete effectively against its competitors, most of whom have substantially greater financial, technical, marketing and support resources and trade name recognition than the Company.

PRODUCT EFFICACY

     Certain products distributed by the Company have been marketed in the machine tool industry for close to ten years. However, the Company's potential introduction of new products, especially SMS measurement products, may be relatively new to the commercial marketplace. Until any product has been in use for a significant period of time, there can be no assurance that it does not have defects that may adversely affect the Company's business. The Company will be subject to product efficacy risks with the new products it chooses to manufacture, market or distribute.

TECHNOLOGICAL OBSOLESCENCE AND NEW PRODUCT INTRODUCTIONS

     The business of designing and manufacturing products such as those manufactured and marketed by the Company is characterized by rapid technological change. There can be no assurance that the Company's competitors will not develop or manufacture products technologically superior to those of the Company.

     The ability of the Company to expand its product lines and market new products will depend upon the willingness of potential customers to purchase such products and, in many instances, to replace products of the


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Company's competitors.  In addition, there can be no assurance that any new products or technologies developed or acquired by the Company and its subsidiaries will be accepted by the marketplace.

DEPENDENCE ON PRINCIPAL SUPPLIERS

     The Company relies on maintaining satisfactory relationships with its customers and users, which are dependent on the ability of the Company to meet expectations for an adequate supply of its products. The Company relies on a limited number of suppliers for several of its key components for products which represent a significant portion of its sales. The Company has entered into agreements with most of its suppliers, which generally provide price protection and supply stability. Although the Company evaluates other vendors on an ongoing basis, it is subject to the risks associated with dependence on principal suppliers, including the risk that current contracts may not be renewed. There is a risk that if a vendor contract is not renewed or a key supplier relationship is otherwise terminated, the Company may not be able to find alternate sources for its component needs quickly. Moreover, at various times in the electronics and machine tool industries, there have been shortages of certain components which have in the past affected the Company. Although the Company believes that there are alternate available sources for the products provided by its suppliers, the loss of any significant supplier or the shortage of any significant component could adversely affect the Company's ability to retain or attract customers or to fill orders on a timely basis and, as a result, could have a material adverse effect on the Company's operating results.

USE OF PROPRIETARY TECHNOLOGY

     The Company owns or licenses several patents issued by the United States Patent and Trademark Office for the product technology used in its operations. The Company's license agreements generally entitle the Company to all enhancements or future modifications of the patent. The Company intends to file additional patent applications or upgrades as its products warrant. The Company believes that, while these patents are useful to the Company, they are not critical or valuable on an individual basis; the collective value of the Company's intellectual property is comprised of its patents, blueprints, specifications, technical processes and cumulative employee knowledge. Although the Company attempts to protect its proprietary technology through a combination of trade secrets, patent law, non-disclosure agreements and technical measures, there can be no assurance that competitors may not be able to substantially copy the Company's products without infringing on patents or develop an alternate system that may render the Company's technology obsolete.

     The laws of some foreign countries in which the Company may sell its products, including The Republic of Korea, The People's Republic of China, Saudi Arabia, Thailand, Dubai, India and Brazil, do not protect the Company's proprietary rights in the products to the same extent as do the laws of the United States. Although the Company does not believe that it is infringing on the patents or intellectual property rights of others and has not received any notice of any claim or threatened claim of infringement, there can be no assurance that a claim will not be asserted against the Company in the future or that the outcome of such a claim would not be materially adverse to the Company. In addition, although under its license agreements the Company believes it will be successfully indemnified against potential claims or encumbrances related to its technology, if a claim is successfully brought by a third party regarding the ownership of its technology, the Company could lose some or all of its license rights, adversely affecting its business and ability to survive.

RISKS INHERENT IN THE COMPANY'S GROWTH STRATEGY

     The Company may continue to grow and diversify by expanding current operations or acquiring other entities or lines of business or both. This growth strategy is subject to the risks inherent in assessing the value, strengths and weaknesses of acquisition candidates or new products and in integrating and managing the operations of acquired companies. In addition, the Company's growth may place significant demands on its financial and management resources. There can be no assurance that the Company will be able to implement its growth strategy or that such strategy ultimately will prove successful.


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DEPENDENCE ON KEY PERSONNEL; NEED FOR ADDITIONAL PERSONNEL

     The Company depends on the continuing services of its current management, especially Wayne A. Case. The loss of any of its executive officers could have a material adverse effect on the Company if suitable replacements could not be retained. Moreover, as the operations of the Company increase in size and scope, additional personnel will be required. There is no assurance that the Company will be successful in attracting and retaining qualified employees.


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